                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Robert R. Galvin,  Chief  Financial  Officer of NuCO2 Inc., a
Florida  corporation  (the  "Company"),  does hereby certify,  to his knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2003 of the Company (the "Report")  fully complies with the  requirements  of section
13(a) or 15(d)  of the  Securities  Exchange  Act of 1934,  and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ Robert R. Galvin
                                               --------------------
                                               Robert R. Galvin
                                               Chief Financial Officer
                                               February 13, 2004